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                                                                EXHIBIT NO. 10.3

                                WAIVER OF DEFAULT

                                       and

                     CONSENT TO AMENDMENT OF BUSINESS PLANS


     This WAIVER OF DEFAULT AND CONSENT TO AMENDMENT OF BUSINESS PLANS (the "Waiver and Consent") is made effective as of April 10, 2001 by KRAUSE'S FURNITURE, INC. (the "Company"), TH LEE.PUTNAM INTERNET PARTNERS, L.P. and TH LEE.PUTNAM INTERNET PARALLEL PARTNERS, L.P. (collectively, "THLi") and GE CAPITAL EQUITY INVESTMENTS ("GECC"), with reference to the following facts:

     A. The Company, THLi and GECC are parties to a Series A Convertible Preferred Stock Purchase Agreement dated as of January 11, 2000 (the "Purchase Agreement"), and parties to an Amended and Restated Stockholders Agreement among themselves, certain other stockholders of the Company, and the Company dated as of January 14, 2000 (the "Stockholders Agreement").

     B. Capitalized terms used but not defined herein shall have the same meanings ascribed to them in the Purchase Agreement.

     C. Section 6.1 of the Purchase Agreement and Schedule 6.1 thereto provide that, unless consented to by THLi, it shall be an Event of Default for the Company to deviate from the E-Commerce Plan, and that in the absence of the consent of THLi, the failure to use at least $10,000,000 of the Proceeds of the sale of Series A Convertible Preferred Stock (the "Proceeds") for E-Commerce Proceeds Uses during the term of the E-Commerce Plan shall constitute such a deviation and Event of Default.

     D. Section 2.2(p) of the Stockholders Agreement provides that the THLi Designee and GECC Designee on the Board of Directors must consent to any waiver or modification of the terms or performance of the Purchase Agreement and Stockholders Agreement, and Section 2.2(u) of the Stockholders' Agreement provides that the THLi Designee and GECC Designee must consent to any amendment of an annual business plan.

     E. The Company, THLi an GECC have previously agreed to re-allocate the investment of the direct Proceeds to permit the Company to use an additional $2,500,000 of such Proceeds for Retail Proceeds Uses, under the terms of a Waiver Of Default and Consent to Amendment of Business Plans dated July 17, 2000 (the "2000 Waiver and Consent").

     F. Because circumstances in the markets have changed further since the date of the 2000 Waiver, the Company, THLi and GECC have determined that it is in the best interest of the Company, its stockholders and the holders of Series A Convertible Preferred Stock to permit the Company to use all of the Proceeds at the discretion of management, whether for Retail Proceeds Uses or otherwise.

     G. As a condition to entering into this Waiver and Consent, the Company has agreed to issue to the holders of its Series A Convertible Preferred Stock warrants to purchase an aggregate of 33,000 shares of Series A Convertible Preferred Stock at an exercise price of $.01 per share, to be allocated among such holders on a pro rata basis, based on the number of shares of Series A Convertible Preferred Stock held.

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     NOW THEREFORE, in consideration of the facts stated above and for other good and valuable consideration, the parties hereto agree as follows:

     1. This Waiver and Consent shall supersede and completely replace the 2000 Waiver and Consent.

     2. As a condition to entering into this Waiver and Consent, the Company has agreed to issue to the holders of its Series A Convertible Preferred Stock warrants to purchase an aggregate of 33,000 shares of Series A Convertible Preferred Stock at an exercise price of $.01 per share, to be allocated among such holders on a pro rata basis, based on the number of shares of Series A Convertible Preferred Stock held.

     3. THLi and GECC hereby permanently waive any right or remedy arising from an Event of Default under Section 6.1 or Schedule 6.1 of the Purchase Agreement.

     4. THLi and GECC hereby consent to the amendment of the Company's business plans to reflect the reallocation of the Proceeds to Retail Proceeds Uses or such other uses as may be designated by the Company's board of directors in its sole discretion.

     5. The Company shall have no further obligation to invest funds, including proceeds of any transaction, in E-Commerce Proceeds Uses.

     6. The Company affirms its obligations under the Purchase Agreement except as expressly modified herein.

     7. This Waiver and Consent may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                      [the next page is the signature page]

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     IN WITNESS WHEREOF, the parties hereto have executed this Waiver and
Consent effective as of the date first written above.


                                           KRAUSE'S FURNITURE, INC.


                                           /s/    Robert A. Burton
                                           -----------------------------------
                                           Name:  Robert A. Burton
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


                                           TH LEE.PUTNAM INTERNET PARTNERS, L.P.

                                           By: TH LEE.PUTNAM INTERNET FUND
                                               ADVISORS, L.P., its General
                                               Partner

                                           By: TH LEE.PUTNAM INTERNET FUND
                                               ADVISORS, LLC, its General
                                               Partner

                                           By: /s/ Christine Kim
                                               -------------------------------
                                           Name:   Christine Kim
                                           Title:  Vice President


                                           TH LEE.PUTNAM INTERNET PARALLEL
                                           PARTNERS, L.P.

                                           By: TH LEE.PUTNAM INTERNET FUND
                                               ADVISORS, L.P., its General
                                               Partner

                                           By: TH LEE.PUTNAM INTERNET FUND
                                               ADVISORS, LLC, its General
                                               Partner

                                           By: /s/ Christine Kim
                                               -------------------------------
                                           Name:   Christine Kim
                                           Title:  Vice President


                                           GE CAPITAL EQUITY INVESTMENTS, INC.

                                           By: /s/ Brian P. Keil
                                               -------------------------------
                                           Name:   Brian P. Keil
                                           Title:  Vice President